INSPIREMD, INC.
4 Menorat Hamaor St.
Tel Aviv, Israel 67448

April 15, 2013

Investors listed on signature page hereto

Re: Exchange and Amendment Agreement

Ladies and Gentlemen:

Reference is made to that certain Exchange and Amendment Agreement, dated as of April 9, 2013 (the “Agreement”), by and among InspireMD, Inc., a Delaware corporation (the “Company”), and certain holders identified on the signature pages thereto (the “Holders”), as such Agreement may be amended from time to time. All capitalized terms in this letter (the “Letter Agreement”) shall have the meanings assigned to them under the Agreement, unless otherwise defined herein.

By signature and countersignature below, the Company and the Holders agree that the form of the New Warrant, attached as Exhibit B to the Agreement, shall be replaced with the form attached hereto as Exhibit A-1. A marked copy of the form of the New Warrant showing the changes to the form of the New Warrant is attached hereto as Exhibit A-2.

Except as modified pursuant hereto, no other changes or modifications to the Agreement are intended or implied and in all other respects the Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Letter Agreement and the Agreement, the terms of this Letter Agreement shall control. The Agreement and this Letter Agreement shall be read and construed as one agreement.

Very truly yours,

InspireMD, Inc.

By:	/s/ Craig Shore
Name: Title:	Craig Shore Chief Financial Officer

Acknowledged and Agreed:

HUG FUNDING LLC By: /s/ Daniel Saks Name: Daniel Saks Title: Managing Member
GENESIS OPPORTUNITY FUND LP By: /s/ Daniel Saks Name: Daniel Saks Title: Managing Member
GENESIS ASSET OPPORTUNITY FUND LP By: /s/ Daniel Saks Name: Daniel Saks Title: Managing Member
AYER CAPITAL PARTNERS MASTER FUND, LP By: /s/ Jay Venkatesan Name: Jay Venkatesan Title: Managing Member
AYER CAPITAL PARTNERS KESTREL FUND, LP By: /s/ Jay Venkatesan Name: Jay Venkatesan Title: Managing Member
EPWORTH – AYER CAPITAL By: /s/ Jay Venkatesan Name: Jay Venkatesan Title: Managing Member